Earnings/(Loss) per common share	12 Months Ended
Dec. 31, 2024
Earnings/(Loss) per common share [Abstract]
Earnings/(Loss) per common share
9.	Earnings/(Loss) per common share:

All common shares issued have equal rights and participate in dividends. Profit or loss attributable to common equity holders is adjusted by the contractual amount of dividends on Series A Preferred Shares. Diluted earnings/(loss) per common share, if applicable, reflect the potential dilution that could occur if potentially dilutive instruments were exercised, resulting in the issuance of additional shares that would then share in the Company’s net (loss)/income. As of December 31, 2024, and during the year then ended, the effect of the outstanding First Representative’s Warrant and Series A Preferred Shares (see note 8 “capital structure”), would be antidilutive, hence they were excluded from the computation of diluted earnings/(loss) per common share:

	Year ended December 31,
	2024	2023	2022
Net (loss) / income	$(210)	$1,155	$4,242
Accumulated dividends on Series A Preferred Shares	(977)	—	—
Net (loss) / income attributable to common shareholders	$(1,187)	$1,155	$4,242
Divided by: Weighted average number of common shares, basic and diluted	19,515	5,000	5,000
(Loss)/Earnings per common share, basic and diluted	$(60.83)	$$231.00	$848.40